EXHIBIT 23.1




                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------


The Board of Directors
Carolina First Corporation:


We consent to the use of our report incorporated herein by reference.

                                      /s/ KPMG LLP




                                          KPMG LLP


Greenville, South Carolina
July 21, 1999


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